NEOS Enhanced Income 20+ Year Treasury Bond ETF
Schedule of Investments
August 31, 2025 (Unaudited)

U.S. TREASURY OBLIGATIONS - 97.6%		Par	Value
U.S. Treasury Bonds – 97.6%
4.13%, 08/15/2053		$5,086,000	$4,456,011
TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,623,781)			4,456,011

PURCHASED OPTIONS - 0.0%(a)	Notional Amount	Contracts
Put Options - 0.0%(a)			$–
S&P 500 Index (b)(c)
Expiration: 09/11/2025; Exercise Price: $5,775.00	$1,292,052	2	340
Expiration: 09/11/2025; Exercise Price: $5,875.00	1,292,052	2	420
Expiration: 09/11/2025; Exercise Price: $5,925.00	1,292,052	2	465
TOTAL PURCHASED OPTIONS (Cost $1,146)			1,225

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 2.3%		Shares
First American Treasury Obligations Fund - Class X, 4.20%(d)		99,478	99,478
Northern US Government Money Market Fund, 4.01%(d)		5,374	5,374
TOTAL MONEY MARKET FUNDS (Cost $104,852)			104,852

TOTAL INVESTMENTS - 99.9% (Cost $4,729,779)			4,562,088
Other Assets in Excess of Liabilities - 0.1%			5,188
TOTAL NET ASSETS - 100.0%			$4,567,276
two			–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.			–%

(a)	Represents less than 0.05% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized yield as of August 31, 2025.

NEOS Enhanced Income 20+ Year Treasury Bond ETF
Schedule of Written Options
August 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Put Options - (0.1)%
S&P 500 Index (a)(b)
Expiration: 09/11/2025; Exercise Price: $6,050.00	$(1,292,052)	(2)	$(680)
Expiration: 09/11/2025; Exercise Price: $6,110.00	(1,292,052)	(2)	(860)
Expiration: 09/11/2025; Exercise Price: $6,175.00	(1,292,052)	(2)	(1,230)
TOTAL WRITTEN OPTIONS (Premiums received $2,234)			$(2,770)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

NEOS Enhanced Income 20+ Year Treasury Bond ETF
Notes to Quarterly Schedule of Investments
August 31, 2025 (Unaudited)

Investment Valuation
The Fund discloses the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund’s (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

• Level 1 — Quoted prices in active markets for identical assets that the Fund’s have the ability to access.
• Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bonds	$–	$4,456,011	$–	$4,456,011
Purchased Options	–	1,225	–	1,225
Money Market Funds	104,852	–	–	104,852
Total Investments	$104,852	$4,457,236	$–	$4,562,088

Liabilities:
Written Options	$–	$(2,770)	$–	$(2,770)
Total Written Options	$–	$(2,770)	$–	$(2,770)

Refer to the Schedule of Investments for further disaggregation of investment categories.